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                                                                    EXHIBIT 6(a)
                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                       SUNSTONE DISTRIBUTION SERVICES, LLC
                             DATED NOVEMBER 18, 1997


     Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:



Growth Equity Fund                       Tax-Exempt Fund
Income Equity Fund                       Money Market Fund
Small Cap Fund                           U.S. Government Money Market Fund
Select Equity Fund                       International Fixed Income Fund
International Growth Equity Fund         California Municipal Money Market Fund
International Select Equity Fund         Stock Index Fund
Technology Fund                          Florida Intermediate Tax-Exempt Fund
Municipal Money Market Fund              Arizona Tax-Exempt Fund
U.S. Government Select Money Market      California Intermediate Tax-Exempt
  Fund                                     Fund
Fixed Income Fund                        California Tax-Exempt Fund
U.S. Government Fund                     Short-Intermediate U.S. Government Fund
Intermediate Tax-Exempt Fund             Small Cap Index Fund
                                         Mid Cap Growth Fund


     All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                             NORTHERN FUNDS


                             By: /s/ Silas S. Cathcart
                                 ------------------------------------

                             Title:      President
                                   ----------------------------------

                             Date:
                                   ----------------------------------


                             SUNSTONE DISTRIBUTION SERVICES, LLC

                             By: /s/ Miriam M. Allison
                                 ------------------------------------

                             Title:
                                   ----------------------------------

                             Date:
                                   ----------------------------------